DEPOSITARY AND ISSUING AND PAYING AGENT AGREEMENT
                   (SERIES A COMMERCIAL PAPER)


                                        As of February 23, 1995


Bankers Trust Company
Four Albany Street
New York, New York  10006

Attention:  Corporate Trust and Agency Group

     Re:  Jefferson Smurfit Finance Corporation Series A
          Commercial Paper

Ladies and Gentlemen:

     This will confirm the arrangements made with you (the "Depositary") by the undersigned, Jefferson Smurfit Finance Corporation (the "Company"), whereby you have agreed to act as depositary for safekeeping of certain short-term promissory notes of the Company which will be sold in the commercial paper market and designated Series A Commercial Paper (the "Series A Commercial Paper Notes") and as issuing and paying agent on behalf of the Company in connection with the issuance and payment of the Series A Commercial Paper Notes, and to undertake certain obligations as described below on behalf of holders of the Series A Commercial Paper Notes.

     The Series A Commercial Paper Notes to be issued will be entitled to the benefits of this Depositary and Issuing and Paying Agent Agreement (this "Agreement"), and will be issued on the terms and subject to the conditions set forth herein and pursuant to the Liquidity Agreement (the "Liquidity Agreement") dated as of February 23, 1995, among the Company, the various financial institutions party thereto as "Banks" and Bankers Trust Company, as Facility Agent and Collateral Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth for such terms in Annex I to the Liquidity Agreement.

     The Series A Commercial Paper Notes will be entitled to the benefits of this Agreement and the Liquidity Agreement.

     This Agreement will govern your rights, powers and duties as such depositary, issuing and paying agent and, in certain circumstances, as fiduciary or agent with respect to the Series A Commercial Paper Notes issued pursuant to this Agreement. No implied covenants shall be read into this Agreement against you.

     SECTION 1. Establishment of Accounts; Proceeds of Series A Commercial Paper Notes. For the purposes of this Agreement and the Liquidity Agreement, you have established, in the name of the Company for the exclusive benefit of the holders, from time to time, of the outstanding Series A Commercial Paper Notes, a segregated noninterest bearing trust account in the corporate trust office of Bankers Trust Company, account no. 14313 (being referred to herein and in the Liquidity Agreement as the "Series A Commercial Paper Account") over which you shall have exclusive dominion and control and the sole right of withdrawal. All proceeds of the sale on any day of Series A Commercial Paper Notes issued hereunder shall be deposited by you in the Series A Commercial Paper Account to the extent necessary to provide for the payment of unpaid matured or concurrently maturing Series A Commercial Paper Notes, whether or not presented to the Depositary for payment; the proceeds in excess of the amount required to pay unpaid matured or concurrently maturing Series A Commercial Paper Notes, whether or not presented to the Depositary for payment, shall be remitted to the Collateral Agent on such day for deposit to the Series A Proceeds Account and credited to the General Series A Sub-account. All funds at any time on deposit in the Series A Commercial Paper Account shall be held in trust by you for the exclusive benefit of the holders, from time to time, of the outstanding Series A Commercial Paper Notes in accordance with the terms of this Agreement; and no application shall be made of such funds except to repay advances made by you pursuant to Section 5 hereof or to pay matured Series A Commercial Paper Notes in accordance with the terms hereof.
The Company shall have no legal, equitable or beneficial interest in the Series A Commercial Paper Account. You agree to give the Company, the Facility Agent and the Series A Dealers immediate notice if you receive written notice that the Series A Commercial Paper Account or any funds on deposit in the Series A Commercial Paper Account have become subject to any stay, writ, judgment, warrant or attachment, execution or similar process.

     SECTION 2. Series A Commercial Paper Notes Delivered for Safekeeping. At any time and from time to time during the term of this Agreement the Company may deliver to your Commercial Paper Department, 123 Washington Street, New York, NY 10006,
Attn: Commercial Paper Issuance, Series A Commercial Paper Notes in substantially the form of Exhibit A to this Agreement ("Certificated Notes") which shall be consecutively numbered and bear such other identification as the Company may deem appropriate and shall be manually signed or signed in facsimile in such manner as is acceptable to you on behalf of the Company by an Authorized Signatory (as defined below) of the Company (notwithstanding whether such person shall thereafter cease to be an Authorized Representative), but shall otherwise be incomplete. Each Series A Commercial Paper Note (including any Master Note (as defined below)), or group of Series A Commercial Paper Notes at one time, delivered to you shall be accompanied by a letter from the Company identifying the Series A Commercial Paper Note or Series A Commercial Paper Notes transmitted therewith, and you shall acknowledge receipt of such Series A Commercial Paper Note or Series A Commercial Paper Notes on the copy of such letter or some other form of written receipt deemed appropriate by you and the Company at the time of delivery to you of such Series A Commercial Paper Note or Series A Commercial Paper Notes.
Pending the issuance of Series A Commercial Paper Notes as provided in Section 3 hereof, all Series A Commercial Paper Notes delivered to you shall be held by you for the account of the Company for safekeeping in accordance with the Depositary's customary practices.

     Prior to the issuance of any Series A Commercial Paper Notes, the Company will furnish to you, and from time to time hereafter may furnish to you, a Certificate (substantially in the form of Exhibit C hereto) (hereinafter called an "Incumbency Certificate") of the Secretary or an Assistant Secretary of the Company, identifying and certifying the incumbency and specimen signatures of (i) officers or agents ("Authorized Signatories") of the Company authorized to execute Series A Commercial Paper Notes (including the Master Note) on behalf of the Company, and
(ii) officers or agents ("Authorized Representatives") of the Company who are otherwise authorized to act and give instructions and notices on behalf of the Company hereunder. Until you receive a subsequent Incumbency Certificate, or unless a Designated Person (as defined below) shall have actual knowledge of the lack of authority of any individual, you shall be entitled to rely on the last such Incumbency Certificate delivered to you for purposes of determining Authorized Signatories and Authorized Representatives.

     Prior to the issuance of any Series A Commercial Paper Notes, and from time to time thereafter as you choose, you shall deliver to the Company a certificate, substantially in the form of Exhibit D hereto (a "Depositary Authorization Letter"), of one of your officers, identifying and certifying the incumbency and specimen signatures of (i) persons ("Authenticating Representatives") who are authorized to give receipt for and, in the case of Certificated Notes, complete, authenticate and deliver Series A Commercial Paper Notes and (ii) persons ("Designated Persons") who are otherwise authorized to act on your behalf hereunder and to give and receive notices and instructions on your behalf hereunder. Until the Company receives a subsequent Depositary Authorization Letter or written notice from you to the contrary, the Company shall be entitled to rely on the last such Depositary Authorization Letter delivered to the Company for purposes of determining Authenticating Representatives and Designated Persons.

     SECTION 3.  Issuance of Series A Commercial Paper Notes.
(a) From time to time during the term of this Agreement, and upon your timely receipt of written (including electronically transmitted writings) or telephonic instructions (subject to written confirmation, in the case of telephonic instructions, as provided in paragraph (b) of this Section 3) in respect of any Series A Commercial Paper Note, not later than 12:15 p.m., New York City time, on the date of issuance thereof from an Authorized Representative, you shall: (i) in the case of Certificated Notes, withdraw designated Series A Commercial Paper Notes from safekeeping and, in accordance with the instructions received, take the following action with respect to each such Certificated Note:

          (A) date each such Certificated Note the date of issuance thereof (which shall be a Business Day) and insert
     (x) the maturity date thereof (which shall be a Business Day and which shall not be later than the earlier to occur of
     (1) the 180th day following issuance thereof, and (2) the date fifteen days prior to the Scheduled Liquidation Commencement Date in effect on the date of issuance thereof, which, until you are advised in writing to the contrary by the Facility Agent, shall be December 22, 1999), and (y) the face amount (which shall be at least $100,000 or an integral multiple of $1,000 in excess thereof) in figures and, if so directed by an Authorized Representative, strike the word "Bearer" (if applicable) and insert the name, address and taxpayer identification number of the payee thereof;

          (B) authenticate each such Certificated Note by countersigning it for authentication in the space provided thereon;

          (C) deliver each such Certificated Note to the Series A Dealer specified in such instructions, or to the consignee, if any, designated by such Series A Dealer for the account of such Series A Dealer against receipt of payment of the amount set forth in the instructions of the Company delivered in respect thereof as provided in Section 4 hereof; and

          (D) send a copy of each such Certificated Note to the Company and the Facility Agent on or promptly following the date of issuance thereof; and

(ii) in the case of Book Entry CP Notes (as defined below), enter an issuance instruction (a "Book Entry Issuance Instruction") in the Book Entry System of the Depository Trust Company ("DTC") in accordance with the Book Entry Procedures (as defined below), which instruction shall provide the issuance information set forth in clause (i) above with respect to such Book Entry CP Notes and specify the party to whom such Book Entry CP Notes shall be issued.

     Notwithstanding the foregoing, no Series A Commercial Paper
Note shall be issued hereunder if, (x) after giving effect to the issuance of such Series A Commercial Paper Note and the application of the proceeds thereof, either

          (i)  a Base Amount Shortfall exists;

          (ii) if the Term Loan is outstanding, a Modified Base
     Amount Shortfall exists;

          (iii) the sum of the Aggregate Series A Loan Amount and the aggregate outstanding face amount of the Series A
     Commercial Paper would be greater than the Series A Facility
     Amount;

          (iv) the sum of the Aggregate Series A Loan Amount and the aggregate face amount of outstanding Series A Commercial Paper, minus the aggregate amount on deposit and credited to the Downgraded Series A Bank Sub-account, would exceed the Adjusted Series A Base Amount;

          (v) the sum of the Aggregate Loan Amount and the aggregate outstanding face amount of the Commercial
     Paper would exceed the Facility Amount;

          (vi) the sum of the Aggregate Loan Amount and the aggregate face amount of outstanding Commercial Paper, minus the aggregate amount on deposit and credited to the Downgraded Series A Bank Sub-account and the Downgraded Series B Bank Sub-account, would exceed the Adjusted Base Amount; or

          (vii) the aggregate outstanding amount of all Commercial Paper which shall mature on any day would exceed
     20% of the Facility Amount;

or (y) you shall have received notice that any condition precedent specified in Article V of the Liquidity Agreement with respect to such issuance has not been satisfied. In this connection, the Company will provide you on each such day of issuance with a copy of the Daily Report as to the Base Amount, the Adjusted Base Amount, the Modified Base Amount, the Aggregate CP Amount, the Aggregate Series A Loan Amount, the Aggregate Series A CP Amount, the Aggregate Series A Facility Amount and the Aggregate Net Outstandings (in each case before giving effect to the issuance of Commercial Paper Notes on such day), the Aggregate Loan Amount, the Term Loan Amount, and the Facility Amount or any change in any of such amounts, and the satisfaction of the conditions precedent referred to in the preceding sentence, and at the time of delivering or issuing Series A Commercial Paper Notes you may rely on the last such Daily Report so received in determining the amount of Series A Commercial Paper Notes that may then be issued. In addition, you shall notify the Facility Agent, the Collateral Agent, the Servicer and the Company on any day on which your records reflect an Aggregate CP Amount different than the Aggregate CP Amount set forth in the Daily Report prepared on the preceding Business Day.

     You shall be completely protected in relying on the Daily Report and on all instructions with respect to the issuance of Series A Commercial Paper Notes given to you by an Authorized Representative or the Facility Agent (with respect to instructions not to issue Series A Commercial Paper Notes) pursuant to this Section 3 provided, however, that if, after receipt of such instructions, you receive a contrary or supervening instruction, you shall use your best efforts to comply with such contrary or supervening instruction.

     (b) No Series A Commercial Paper Notes will be authenticated and delivered, and no Book Entry Issuance Instruction shall be given, by you unless you shall have received, in your reasonable judgment, complete instructions from an Authorized Representative as to the matters specified above in clauses (i)(A) and, in the case of Certificated Notes, (i)(C) of paragraph (a) of this Section 3. Any instructions given to you by an Authorized Representative to authenticate and deliver Certificated Notes or to enter a Book Entry Issuance Instruction hereunder shall constitute a representation and warranty on the part of the Company that the issuance of such Series A Commercial Paper Notes will not violate or contravene any applicable law, rule, regulation, order or contractual agreement binding upon the Company (including, as appropriate and without limitation, any securities law or law pertaining to investment companies or any order of any court, governmental agency or regulatory authority) and will be in conformity with the terms of the Liquidity Agreement.

     Notwithstanding any instructions received by you from an Authorized Representative, you shall not deliver Series A Commercial Paper Notes or enter any Book Entry Issuance Instruction on any date pursuant to such instructions if a Designated Person shall receive by 9:00 a.m. (New York City time) on such date instructions from the Facility Agent pursuant to
Section 3.01(a) of the Liquidity Agreement instructing you not to deliver Series A Commercial Paper Notes or to enter Book Entry Issuance Instructions, which instructions may be specific with respect to a particular issue of Series A Commercial Paper Notes or may be general and applicable to all Series A Commercial Paper Notes issued after receipt of such instructions, until such instructions from the Facility Agent are revoked or superseded by further instructions therefrom.

     Any telephonic instructions given to you by an Authorized Representative shall be confirmed in writing by such Authorized Representative within twenty-four hours after the same are received by you (according to your written records), and you shall incur no liability for acting in accordance with any such telephonic instructions reasonably believed by you in good faith to have been given by an Authorized Representative. Should the Company use your instruction and communication service Noteline Direct ("Noteline Direct") to transmit to you the Company's instructions for the issuance of Series A Commercial Paper Notes, the Company understands that the transmission of an instruction through Noteline Direct shall be equivalent to the giving of a duly authorized written and signed instruction which you may act upon without liability. Use of Noteline Direct by the Company shall be subject to the terms and conditions set forth in Exhibit B hereto.

          It is the express intent of the parties hereto and the parties to the Liquidity Agreement that the commercial paper program contemplated hereby and thereby shall be operated in a manner designed to ensure compliance by BT Securities Corporation and its affiliates with law, including without limitation the federal laws of the United States. In implementation of such intent and in any event, the Depositary will (so long as Bankers Trust Company is a "Bank" under the Liquidity Agreement):

          (i) prior to the issuance of any Commercial Paper hereunder, establish such procedures (and maintain such books and records) as shall be necessary to distinguish the Series A Commercial Paper (including Series A Commercial Paper issued through DTC and Series A Commercial Paper evidenced by Commercial Paper Notes) in respect of which the Series A Commitment is applicable and the Series B Commercial Paper (including Series B Commercial Paper issued through DTC and Series B Commercial Paper evidenced by definitive Commercial Paper Notes) in respect of which the Series B Commitment is applicable;

          (ii) issue Commercial Paper sold or placed by BT
     Securities Corporation only as Series B Commercial Paper;

          (iii) not issue any Series A Commercial Paper to BT
     Securities Corporation;

          (iv) not deliver to BT Securities Corporation any Series A Commercial Paper Note;

          (v) not issue as Series A Commercial Paper any
     Commercial Paper placed by BT Securities Corporation;

          (vi) not transfer any funds on deposit in the Series B
     Commercial Paper Account to the Series A Commercial Paper
     Account; and

          (vii) not transfer any funds on deposit in the Series A
     Commercial Paper Account to the Series B Commercial Paper
     Account.

It is expressly understood that Series A Commercial Paper and Series B Commercial Paper need not be issued on a pro rata basis.
The Company and the Depositary acknowledge that it is the intention of the parties hereto and the parties to the Liquidity
Agreement that:

          (A) the proceeds of any Series B Liquidity Loan or a Borrowing comprised of a Series B Liquidity Loan shall not be used, directly or indirectly, to pay any Series A Commercial Paper or to pay any Commercial Paper designated as "Series A Commercial Paper" pursuant to the Facility Documents;

          (B) the proceeds of any Series A Liquidity Loan or a Borrowing comprised of a Series A Liquidity Loan shall not be used, directly or indirectly, to pay any Series B Commercial Paper or to pay any Commercial Paper designated as "Series B Commercial Paper" pursuant to the Facility Documents;

          (C) the proceeds of the sale of any Series B Commercial Paper shall not be used, directly or indirectly, to pay any Series A Commercial Paper or to pay any Commercial Paper designated as "Series A Commercial Paper" pursuant to the Facility Documents; and

          (D) the proceeds of the sale of any Series A Commercial Paper shall not be used, directly or indirectly, to pay any Series B Commercial Paper or to pay any Commercial Paper designated as "Series B Commercial Paper" pursuant to the Facility Documents.

     SECTION 4. Delivery of Series A Commercial Paper Notes. No Certificated Note shall be delivered by you to any Series A Dealer or any Series A Dealer's consignee except against payment therefor. A Certificated Note shall be deemed delivered against payment for purposes of this Section 4 if the net proceeds of such Certificated Note are received by you in immediately available funds at the time of your delivery of such Certificated Note to any Series A Dealer or any Series A Dealer's consignee or if, at the time you deliver such Certificated Note to such Series A Dealer or such Series A Dealer's consignee, you receive such Series A Dealer's receipt for the delivery in customary form. In accordance with the custom in the commercial paper market, delivery of such receipt shall obligate such Series A Dealer to deliver or cause to be delivered to you the purchase price of such Certificated Notes in immediately available funds prior to your close of business on such day. Should you deliver any Certificated Notes against receipt as provided in the second sentence of this Section 4 you shall have no responsibility or liability for the credit risks involved in your delivery of such Certificated Notes to those Persons who shall be designated by an Authorized Representative or for the failure of such Persons to effectuate payment therefor as herein contemplated.

     At the close of business on each Business Day on which Series A Commercial Paper Notes are issued or mature, if Noteline Direct is not operational, you shall prepare a written statement showing (i) the aggregate face amount of all Series A Commercial Paper Notes issued on that Business Day, which statement shall include the serial number, in the case of Certificated Notes, or the CUSIP number, in the case of Book Entry CP Notes, issue date, maturity date and face amount thereof, and (ii) the aggregate face amount of all Series A Commercial Paper Notes outstanding at the close of business on such day. You shall furnish such information to the Company, the Facility Agent and the Collateral Agent on that day and at such other times as the Company, the Facility Agent or the Collateral Agent may from time to time reasonably request. A copy of each statement referred to above shall be sent by you by either telecopy or overnight delivery service to the Company, the Facility Agent and the Collateral Agent at their addresses specified herein, no later than the following Business Day.

     SECTION 5. Payment of Series A Commercial Paper Notes at Maturity. (a) Each matured Series A Commercial Paper Note presented to you for payment on any Business Day prior to the standard window closing time (as established by the rules of the New York Clearing House Association in effect from time to time) on such Business Day, shall be paid the same day in accordance with the provisions of paragraph (b) of this Section 5. Each matured Series A Commercial Paper Note presented to you for payment on any Business Day after such time shall be paid on the next succeeding Business Day in accordance with the provisions of paragraph (b) of this Section 5.

     (b) You shall pay each matured Series A Commercial Paper Note presented to you for payment prior to the close of business on any Business Day from funds available for such payment in the Series A Commercial Paper Account (including funds from Series A Commercial Paper Notes issued or to be issued on that day). If, on any given day on which a Series A Commercial Paper Note is scheduled to mature by its terms, the funds on deposit in the Series A Commercial Paper Account are insufficient to pay such Series A Commercial Paper Note in full after giving effect to the anticipated proceeds of Series A Commercial Paper Notes issued on such day and after giving effect to the transfers by the Collateral Agent from the Series A Proceeds Account from the General Series A Sub-account and the Collection Account that are to be made on such day as set forth in the Daily Report delivered on such day, you may, and the Company hereby irrevocably authorizes you to, as attorney-in-fact of the Company, request a Refunding Advance comprised of Series A Liquidity Loans in an amount equal to such insufficiency by delivering a Notice of Borrowing to the Facility Agent not later than 11:15 a.m., New York City time, on the date of the proposed Borrowing. In accordance with and subject to the terms of the Liquidity Agreement, the proceeds of any such Refunding Advance shall be remitted to the Series A Commercial Paper Account not later than 3:30 p.m. (New York City time) on the date of the requested Borrowing. You shall apply the proceeds of any Refunding Advance obtained by you first to reimburse yourself for any advances made by you to pay any matured Series A Commercial Paper Note and second to the payment of the Series A Commercial Paper Notes in respect of which the Refunding Advances were obtained.

     If, at the time any Series A Commercial Paper Note is presented to you for payment, there are insufficient funds on deposit and available in the Series A Commercial Paper Account (after giving effect to transfers thereto, if any, from the Series A Proceeds Account and the Collection Account and from the Banks in the form of Refunding Advances comprised of Series A Liquidity Loans in accordance with this paragraph (b) of this
Section 5) to pay such Series A Commercial Paper Note in full, you shall be entitled, but not required, to pay such Series A Commercial Paper Note out of your personal assets before your close of business that day and you shall thereupon be deemed and treated as the holder of such Series A Commercial Paper Note and shall be entitled to receive payment for such Series A Commercial Paper Note (from the proceeds of Refunding Advances comprised of Series A Liquidity Loans or from any other source available in accordance with the Liquidity Agreement for the payment of Series A Commercial Paper Notes). Any such advance made by you out of personal assets to pay maturing Series A Commercial Paper, if not repaid by the close of business on the date when made, shall bear interest from such date until repayment at a rate equal to 2% per annum above the Alternate Base Rate.

     (c) Certificated Notes paid in full by you shall be canceled and held by you in safekeeping for disposition in accordance with written instructions to you by the Company. Unless the Company instructs you otherwise, you shall return to the Company all Certificated Notes paid by you within sixty (60) days after such payment.

     SECTION 6. Book Entry Series A Commercial Paper Notes. (a) The Company may elect to make the Series A Commercial Paper Notes eligible for the book entry commercial paper program of The Depository Trust Company ("DTC"), in which case (i) the Company will instruct you in writing to issue book entry Series A Commercial Paper Notes ("Book Entry Series A CP Notes") through DTC instead of, or in addition to, issuing certificated Series A Commercial Paper Notes as hereinbefore provided, (ii) you will prepare for execution by the Company and you DTC's current form Letter of Representations (with such changes as DTC may reasonably request, the "Letter"), a copy of which is attached hereto as Exhibit E, (iii) the Company will provide to you for submission with the Letter a copy of the information memorandum for the Company's commercial paper program under which the Series A Commercial Paper Notes are issued by you pursuant to this Agreement and (iv) you will deliver the Letter to DTC's Legal Department and will return to the Company a copy of the Letter after it has been received and accepted by DTC. You are authorized and directed to issue and settle through DTC Book Entry Series A CP Notes in accordance with the applicable rules and procedures established by DTC for the issuance and settlement of book entry notes upon receipt by you of written instructions pursuant to clause (i) of the immediately preceding sentence. DTC's procedures with respect to the issuance of book entry notes (the "Book Entry Procedures"), among other things, currently provide that issuance of Book Entry Series A CP Notes with a maturity date on a holiday on which DTC is scheduled to be closed for settlement services are not acceptable for deposit into DTC's commercial paper program. In the event there is any delay in the issuance of Book Entry Series A CP Notes resulting from the Company's instructions to you providing for the issuance of Book Entry Series A CP Notes to mature on DTC holidays, you shall not be liable to the Company or any beneficial owner of a Book Entry CP Note. Each Book Entry CP Note issued and distributed through DTC upon the instruction of a Designated Person from an Authorized Representative shall constitute the Company's representation and warranty that such Book Entry CP Note is a legal, valid and binding obligation of the Company.

     (b) Once the Series A Commercial Paper Notes have been accepted by DTC for DTC's commercial paper program and prior to the issuance and distribution of any Book Entry Series A CP Notes, the Company will deliver (i) to you, as custodian for DTC, a Master Note Certificate (the "Master Note") with respect to Book Entry Series A CP Notes issued at a discount from face value to be paid at maturity (in the form of Exhibit F hereto), duly executed on behalf of the Company by the manual or facsimile signature of an Authorized Signatory to evidence Book Entry Series A CP Notes to be issued and distributed through DTC by you on behalf of the Company (and the obligation of the Company to provide for payment of such Book Entry Series A CP Notes at their respective maturities) and (ii) to you, copies of the Letter, duly executed by the Company. You shall record on the schedule attached to the Master Note each change in the face amount of outstanding Book Entry Series A CP Notes represented thereby and the maturity dates thereof.

     (c) In accordance with DTC's book entry commercial paper program, you shall obtain from the CUSIP Service Bureau a written list of CUSIP numbers for the Book Entry Series A CP Notes that will be issued through DTC as provided in the Letter, and you shall deliver such list to DTC. You shall instruct the CUSIP Service Bureau to bill you for the fee or fees payable to the CUSIP Service Bureau for such list of CUSIP numbers for Book Entry Series A CP Notes, and you will include such fees in your billing to the Company pursuant to Section 8 of this Agreement. The CUSIP numbers, as required by DTC's commercial paper program, will be assigned to the Company's Book Entry Series A CP Notes upon issuance and used to identify the Company's outstanding Book Entry Series A CP Notes in DTC's book entry system.

     (d) On and after the date when the Series A Commercial Paper Notes become eligible for DTC's book entry commercial paper program, you shall execute all instructions from the Company to issue Series A Commercial Paper Notes by, subject to the provisions of Section 3 of this Agreement, issuing and delivering only Book Entry Series A CP Notes through DTC, except where you have been specifically instructed in writing by the Company to complete and deliver one or more Certificated Notes.

     (e) In the event, and on each occasion, that the Company agrees with a holder of Book Entry Series A CP Notes (a "Book Entry CP Holder") to prepay such Book Entry CP Holder's Book Entry Series A CP Notes on deposit with DTC prior to the scheduled maturity of such Book Entry Series A CP Notes, the Company shall make arrangements with such Book Entry CP Holder and you for the delivery through the DTC system by the DTC participant holding such Series A Commercial Paper Notes to your designated account at DTC for payment.

     (f) The Company may for any reason discontinue its participation in DTC's book entry commercial paper program with respect to the Series A Commercial Paper Notes at any time upon not less than ten days prior written notice to you (with copies of such notice to the Series A Dealers). In the event the Company shall discontinue its participation in DTC's book entry commercial paper program, or DTC shall discontinue its services with respect to the Book Entry Series A CP Notes, the Company and you shall cooperate in taking appropriate action, including without limitation, if necessary, delivery of one or more Certificated Notes to any DTC participant having Book Entry Series A CP Notes credited to its DTC account. In the event of such discontinuance of the Company's participation in DTC's commercial paper program as herein described, and upon delivery of Certificated Notes in respect of all Book Entry Series A CP Notes represented by the Master Note, you shall destroy such Master Note and provide the Company with a duly executed certificate of destruction with respect to such Master Note. Notice by the Company to you of the discontinuance of the Company's participation in DTC's book entry commercial paper program with respect to the Series A Commercial Paper Notes shall not constitute notice of termination of your duties as issuing and paying agent for Certificated Notes under this Agreement.

     (g) All references in this Agreement to "Series A Commercial Paper Notes" shall apply to and shall include any Book Entry Series A CP Notes issued hereunder by the Company. Any reference in this Agreement to authentication, completion and delivery of the Series A Commercial Paper Notes shall, in the context of Book Entry Series A CP Notes, be deemed to mean issuance of Series A Commercial Paper Notes in accordance with DTC's rules and procedures with respect to the Book Entry Series A CP Notes and any reference to presentation of Series A Commercial Paper Notes for payment shall, in the context of Book Entry Series A CP Notes, be deemed to mean the procedure undertaken by DTC to make a demand for payment from the Company (through you) of matured Book Entry Series A CP Notes.
References in this Agreement to "holders" of the Series A Commercial Paper Notes shall, in the context of Book Entry Series A CP Notes, refer to the beneficial owners of such Book Entry Series A CP Notes, except that in the case of payment of Book Entry Series A CP Notes by you, the term "holder" shall be deemed to refer to Cede & Co. Upon payment of all outstanding Book Entry Series A CP Notes represented by the Master Note following termination of this Agreement pursuant to Section 10 hereof, you shall destroy the Master Note and provide the Company with a duly executed certificate of destruction with respect to such Master Note.

     SECTION 7. Inspection of Documents by Series A Commercial Paper Note Holders. You shall keep a fully executed, or conformed, copy of the Liquidity Agreement and this Agreement (together with all amendments, modifications, supplements, waivers and consents made or given with respect thereto) on file at the office of your Corporate Trust and Agency Group. The Company agrees to provide to you a copy of all such documents promptly following their execution. You shall permit reasonable inspection to be made of such documents during normal business hours by the holder of any Series A Commercial Paper Note or by any officer, employee or agent of such holder, provided that the Person purporting to be such holder establishes to your satisfaction that he is in fact such holder of such Series A Commercial Paper Note and, in cases where inspection is sought to be made by a Person purporting to be an officer, employee or agent of such holder, that such Person submits evidence satisfactory to you of his authority to make such inspection on behalf of the holder of such Series A Commercial Paper Note.

     SECTION 8. Expenses and Indemnity. Subject to and in accordance with the Facility Agreement, the Company agrees:

          (a) to pay to you from time to time reasonable compensation for all services rendered by you hereunder, including for the issuance of Book Entry Series A CP Notes through DTC, and to reimburse you for expenses, disbursements and advances, in each case as mutually agreed upon;

          (b) to indemnify you for, and hold you harmless from and against, any and all losses (except your loss of profit), liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, out-of-pocket costs and expenses (including, without limitation, interest and attorneys' fees and expenses, but excluding costs and expenses attributable solely to administrative overhead) arising out of, in connection with, or resulting from, the exercise of your rights and/or the performance of your duties, by you or by your agents and employees, hereunder; provided, however, that the Company shall not be liable to indemnify you for, or hold you harmless from, damage, cost and expense resulting from or attributable to your gross negligence or wilful misconduct or that of your officers, employees or agents. The foregoing indemnity includes, but is not limited to, any action taken or omitted to be taken by you upon telephonic instructions (authorized herein) received by you from, or believed by you in good faith to have been given by, the proper person or persons; and provided further that any claims arising hereunder shall be limited by the provisions of Section 20 hereof. The provisions of this section shall survive the termination of this agreement and the resignation or removal of you as Depositary.

     SECTION 9. Representations and Warranties. In addition to any other representations and warranties on the part of the Company contained herein, the Company hereby represents and warrants to you that its entry into this Agreement, and your appointment by the Company as depositary and issuing and paying agent and, in certain circumstances, as fiduciary or agent, have been duly authorized by all necessary corporate action on the part of the Company and will not violate, breach or contravene any law, rule, regulation, order, contract or agreement binding upon the Company. In addition, the Company represents and warrants that the issuance of the Series A Commercial Paper Notes, including, if the Series A Commercial Paper Notes become eligible for deposit as book entry only in DTC's commercial paper program, the issuance of Book Entry Series A CP Notes and the execution of any instruments or documents required by DTC in connection therewith, has been duly and validly authorized by all necessary corporate action, and that the Series A Commercial Paper Notes, when completed, countersigned and delivered pursuant hereto, will constitute the Company's legal, valid and binding obligation and will be in conformity with the terms of the Liquidity Agreement. You hereby represent and warrant that your acceptance of your appointment as issuing and paying agent and depositary have been duly authorized by all necessary action on your part.

     SECTION 10. Term and Termination. (a) The term of this Agreement (except for the provisions of Sections 8 and 20, which shall survive indefinitely, and the provisions of Section 17, which shall survive for the period set forth therein) shall extend from the date hereof and shall end on the earliest of:

          (i)  the Termination Date; and

          (ii) the date of termination specified in any termination notice given pursuant to paragraph (b) of this
     Section 10.

     Any Series A Commercial Paper Notes outstanding on the date of any termination of this Agreement pursuant to paragraph (a) or paragraph (b) of this Section 10 shall nevertheless remain valid obligations of the Company, and the provisions of this Agreement shall continue to be applicable with respect to the payment of such Series A Commercial Paper Notes to the same extent as if this Agreement had not terminated.

     (b) Either you or the Company may terminate this Agreement and the authority granted to you herein, at any time upon not less than thirty Business Days' prior written notice given to the other parties hereto specifying the termination date hereof (which shall not occur on the date of maturity of any Series A Commercial Paper Notes nor the Business Day next preceding any such date). Notwithstanding the preceding sentence, no termination of this Agreement shall take effect until a successor, issuing and paying agent has been duly appointed, unless all outstanding Series A Commercial Paper Notes have been paid in full and no amounts are due to Series A Commercial Paper Note holders. No successor depositary, issuing and paying agent may be appointed, however, if such appointment shall result in the withdrawal or reduction of any rating assigned to the Series A Commercial Paper Notes. Upon the termination of this Agreement under paragraph (a) of this Section or this paragraph (b), you shall promptly deliver to your successor, if one is appointed, all Series A Commercial Paper Notes (including the Master Note) then held by you hereunder for the Company's account for safekeeping, against receipt by such successor, and shall cause to be deposited in a segregated trust account maintained by your successor for the exclusive benefit of the holders of outstanding Series A Commercial Paper Notes, upon advice to the Company, the Facility Agent and the Collateral Agent, all funds, if any, then on deposit in, or otherwise to the credit of, the Series A Commercial Paper Account; provided, however, if all outstanding Series A Commercial Paper Notes have been paid in full and no amounts are due to Series A Commercial Paper Note holders at the time of such termination, you shall transfer such funds to the Collateral Agent for deposit into the Series A Proceeds Account.

     (c) No Series A Commercial Paper Notes shall be delivered to you by the Company for safekeeping or issuance hereunder nor shall any Certificated Notes be authenticated or delivered to any Series A Dealer or any consignee of any Series A Dealer or any Book Entry Issuance Instruction be issued by you upon the termination of this Agreement and the authority granted to you herein.

     SECTION 11. Amendments and Modifications. (a) This Agreement may be amended, modified or waived from time to time by the parties hereto by a written instrument signed by each of the parties hereto. No such amendment, modification or waiver shall adversely affect the rights of the holder or holders of any Series A Commercial Paper Notes outstanding at the time of such amendment, modification, termination or waiver unless consented to in writing by such holder or holders.

     (b) Notwithstanding anything else (other than the proviso hereof) to the contrary contained herein, the parties hereto acknowledge and agree that any amendment, waiver, modification or consent of this Agreement, the Liquidity Agreement or any other Facility Document shall be governed by and subject to the provisions and procedures set forth in Section 12.01 of the Liquidity Agreement, the terms of which are herein incorporated by this reference; provided, however, the final two paragraphs of
Section 3 hereof cannot be amended without the prior written consent of the Company, Bankers Trust Company, and BT Securities Corporation. No amendment of any of the foregoing agreements which could reasonably be expected to materially adversely affect your rights, duties or powers hereunder shall be effective against you without your prior consent. Promptly after the execution of any amendment, modification, consent or waiver, the Company shall furnish you with a fully executed and conformed copy of such amendment, modification, consent, or waiver.

     SECTION 12. Notices. Except where telephonic instructions or notices are authorized herein to be given, all notices, demands, instructions and other communications required or permitted to be given to any party hereunder shall be in writing and addressed, delivered or transmitted to such party at its address or facsimile number set forth below, or at any other address or facsimile number, as the case may be, as such party may notify to the other parties hereto in accordance with the provisions of this Section 12. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by prepaid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted upon receipt of electronic confirmation of transmission.

          If to the Depositary:

          Bankers Trust Company
          Four Albany Street
          10th Floor
          New York, New York  10006
          Attention:  Manager, Commercial Paper Group
          Tel. No. (212) 250-6513
          Facsimile No. (212) 250-6439

          If to the Company:

          JEFFERSON SMURFIT FINANCE CORPORATION
          8182 Maryland Avenue
          St. Louis, Missouri  63105
          Attention:  _______________
          Tel. No. __________________
          Facsimile No. _____________

          If to the Collateral Agent:

          Bankers Trust Company
          Four Albany Street
          10th Floor
          New York, New York  10006
          Attention:  Corporate Trust and Agency Group
          Tel. No. (212) 250-6513
          Facsimile No. (212) 250-6439

          If to the Facility Agent:

          Bankers Trust Company
          130 Liberty Street
          New York, NY  10006
          Tel. No. (212) 250-2500
          Facsimile No. (212) 250-7200

          If to the Series A Dealers:

          Morgan Stanley & Co. Incorporated
          1221 6th Avenue
          5th Floor
          New York, New York 10020
          Attn: Sanjeev Khanna

          If to S&P:

          STANDARD & POOR'S RATINGS GROUP
          Asset Backed Surveillance Department
          26 Broadway, 15th Floor
          New York, New York 10004
          Tel. No. (212) 208-8000
          Facsimile No. (212) 412-0225

          If to Duff & Phelps:

          DUFF & PHELPS CREDIT RATING COMPANY
          Structured Finance Group
          55 East Monroe Street
          Chicago, Illinois  60603
          Tel. No. (312) 263-2610
          Facsimile No. (312) 263-2852
          Attn:  Asset - Backed Research and
                 Monitoring Group

     SECTION 13. Binding Effect; Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. No party hereto may assign any of its rights or obligations hereunder (other than in connection with the appointment of a successor Depositary under Section 10) except with (i) the prior written consent of all parties hereto and (ii) the prior written confirmation of each Rating Agency that its rating on the Series A Commercial Paper Notes will not be lowered or withdrawn as a result thereof.

     SECTION 14.  GOVERNING LAW.  THIS AGREEMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     SECTION 15. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 16. Headings. Section headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

     SECTION 17. No Petition. You, in your capacity as depositary, issuing and paying agent hereby covenant and agree that you will not institute against, or join any person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any Federal or state bankruptcy or similar law, at any time other than on a date which is at least one year and one day after the payment in full of the last Commercial Paper Note, Liquidity Loan and Term Loan to mature. The foregoing shall not limit your right to file any claim in or otherwise take any action with respect to any such insolvency proceeding that was instituted against the Company by any Person other than the you.

     SECTION 18. Duties and Responsibilities. It is understood that you are acting as fiduciary solely to the extent that you are holding and applying funds in the Series A Commercial Paper Account, as provided in this Agreement on behalf of the holders from time to time of the Series A Commercial Paper Notes. Neither you nor any of your officers, directors, employees or agents shall be liable for any action taken or omitted to be taken by you or them hereunder except for acts of gross negligence or wilful misconduct by you or your officers, employees or agents. You undertake to perform such duties and only such duties as are set forth in this Agreement and no implied covenants shall be read into this Agreement against you.

     You shall incur no liability in acting within the scope of this Agreement on any notice or instruction, telephonic or written, given hereunder which a Designated Person believes in good faith to have been given by an Authorized Representative, the Facility Agent or the Collateral Agent; nor shall you in so acting assume or be deemed to have assumed any responsibility for the propriety of any such transaction effected by you under, or the compliance of any such transaction with, the Liquidity Agreement or any other Facility Document. Your countersignature of any Series A Commercial Paper Note shall be for authentication purposes only and neither you nor any person countersigning on your behalf shall have any liability on any Series A Commercial Paper Note.

     You may rely and shall be protected in acting or refraining from acting upon any communication authorized by this Agreement and upon any written instruction, notice, request, direction, consent, report, certificate, Series A Commercial Paper Note or other instrument, paper or document believed by you to be genuine.

     You may consult with counsel and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by you hereunder in good faith and in reliance thereon.

     You shall not be required to advance, expend or risk your own funds or otherwise incur or become exposed to financial liability in the performance of your duties hereunder, notwithstanding any course of conduct or practice that you may have engaged in, and no party or any holder of Series A Commercial Paper Notes may rely on the continued existence of such course of conduct or practice.

     You, in your individual or any other capacity, may become the owner or pledgee of Series A Commercial Paper Notes or a participant in the credit provided under the Liquidity Agreement with the same rights as you would have if you were not acting hereunder.

     Except as otherwise expressly provided herein, whenever, in the administration of this Agreement, you shall deem it necessary that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate of an Authorized Representative, and such certificate shall be full warranty to you for any action taken, suffered or omitted under the provisions of this Agreement upon the faith thereof.

     SECTION 19. No Recourse. The obligations of the Company under this Agreement are solely the corporate obligations of the Company. No recourse shall be had for the payment of any amount owing in respect to Section 8 hereof or for the payment of any fee hereunder or any other obligation or claim arising out of or based upon this Agreement against any Series A Dealer or against any shareholder, employee, officer, director or incorporator of the Company. For purposes of this Section 19, the term "Series A Dealer" shall mean and include all Affiliates thereof and any employee, officer, director, incorporator, shareholder or beneficial owner of any of them; provided, however, that neither you nor the Company shall be considered to be an Affiliate of any Series A Dealer for purposes of this Section 19.

     SECTION 20.  Limited Recourse to Company.  You agree that
(i) the obligations of the Company to you hereunder, including, without limitation, the obligation of the Company in respect of fees and indemnity pursuant to Section 8, shall be payable solely from the Collateral in accordance with the priorities of payment contained in the Liquidity Agreement, (ii) you shall not look to any other property or assets of the Company in respect of such obligations, (iii) such obligations shall not constitute a claim against the Company in the event that the Company's assets are insufficient to pay in full such obligations, and (iv) such obligations, other than such fees and the obligations to repay advances made under Section 5, are fully subordinated to the Company's obligations under the Commercial Paper Notes.

     SECTION 21. Merger or Consolidation. Any corporation or other entity into which you may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which you shall be a party, or any Person or entity succeeding to your corporate trust or agency business, shall be successor hereunder (without relieving you of your responsibilities hereunder if you survive such merger, conversion, consolidation or succession) without the execution or filing of any paper or any further act on the part of any party hereto, anything to the contrary notwithstanding; provided, however, that upon the request of the Company, the Collateral Agent or the Facility Agent, such corporation, entity or successor shall execute an assumption agreement providing for the assumption by such corporation, entity or successor of your rights and obligations in a form reasonably satisfactory to the Company, the Collateral Agent and the Facility Agent.

     SECTION 22. Liquidation Event. If you shall have been notified that a Liquidation Event or the Termination Date shall have occurred, you shall notify the Facility Agent and the Collateral Agent in writing as soon as possible upon payment in full of all outstanding Series A Commercial Paper Notes or the receipt of funds in the amount required to pay all outstanding Series A Commercial Paper Notes upon maturity.

     SECTION 23. Entire Agreement. This Agreement constitutes the entire understanding among the parties hereto with respect to your role as depositary, issuing and paying agent.

     If the foregoing is acceptable to you, please indicate your agreement therewith by signing this or a duplicate counterpart of this Agreement in the space provided below, and returning this or such duplicate signed counterpart to the Company, whereupon this letter will become a binding agreement between us and you.

                              JEFFERSON SMURFIT FINANCE
                              CORPORATION

                              By:________________________
                                   Authorized Signatory


ACCEPTED AND AGREED:

BANKERS TRUST COMPANY, as Depositary and Issuing and Paying Agent,

By:_____________________________________
   Authorized Officer

                                                        EXHIBIT A
                                    to the Depositary and Issuing
                                       and Paying Agent Agreement

              JEFFERSON SMURFIT FINANCE CORPORATION
                 SERIES A COMMERCIAL PAPER NOTE

                                                  No.______

$_________                              Issuing Date: _____, 199_

     On _________________, for value received, JEFFERSON SMURFIT
FINANCE CORPORATION (the "Company") promises to pay to the order of BEARER, _________ _____________________________ DOLLARS
($___________).

     Payment of this Note shall be made at the office of Bankers Trust Company (the "Depositary"), Corporate Trust and Agency Group, 4 Albany Street, New York, New York 10006, the Depositary pursuant to a certain Depositary and Issuing and Paying Agent Agreement (the "Depositary Agreement"), by 3:00 p.m. New York time on any Business Day, provided that this Note is presented for payment not later than 3:00 p.m. New York time on such Business Day. If this commercial paper note is presented for payment after 3:00 p.m. New York time on a Business Day, payment will be made on the next succeeding Business Day. "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks are authorized to close in New York City.

     The holder of this Note is entitled to the benefits of a security interest provided by the Company in favor of Bankers Trust Company, as Collateral Agent under a certain Liquidity Agreement. By accepting the benefits of the security interest granted therein, the holder of this Note hereby irrevocably authorizes the Collateral Agent to take such action on behalf of such holder under the provisions of the Liquidity Agreement and the related documents to exercise such powers and perform such duties as are expressly delegated to it by the terms thereof, together with such other powers as are reasonably incidental thereto.

     The Liquidity Agreement, the Depositary Agreement and related documents are on file with the Depositary at its aforesaid office, and reference is made to such documents for the terms upon which this Note has been issued, the collateral security for this Note, the rights and duties of the Collateral
Agent and the terms of the Liquidity Agreement.

     THIS SERIES A COMMERCIAL PAPER NOTE SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK
WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     This commercial paper note is not valid for any purpose unless countersigned by Bankers Trust Company, as Depositary.

Countersigned for authentication only:

BANKERS TRUST COMPANY,             JEFFERSON SMURFIT FINANCE
    as Depositary,                 CORPORATION


By:_________________________       By:__________________________
     Authorized Signature               Authorized Signature

                                                        EXHIBIT A
                                    to the Depositary and Issuing
                                       and Paying Agent Agreement

              JEFFERSON SMURFIT FINANCE CORPORATION
                 SERIES A COMMERCIAL PAPER NOTE

                                                  No.______

$_________                              Issuing Date: _____, 199_

     On _________________, for value received, JEFFERSON SMURFIT
FINANCE CORPORATION (the "Company") promises to pay to the order of BEARER, _________ _____________________________ DOLLARS
($___________).

     Payment of this Note shall be made at the office of Bankers Trust Company (the "Depositary"), Corporate Trust and Agency Group, 4 Albany Street, New York, New York 10006, the Depositary pursuant to a certain Depositary and Issuing and Paying Agent Agreement (the "Depositary Agreement"), by 3:00 p.m. New York time on any Business Day, provided that this Note is presented for payment not later than 3:00 p.m. New York time on such Business Day. If this commercial paper note is presented for payment after 3:00 p.m. New York time on a Business Day, payment will be made on the next succeeding Business Day. "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks are authorized to close in New York City.

     The holder of this Note is entitled to the benefits of a security interest provided by the Company in favor of Bankers Trust Company, as Collateral Agent under a certain Liquidity Agreement. By accepting the benefits of the security interest granted therein, the holder of this Note hereby irrevocably authorizes the Collateral Agent to take such action on behalf of such holder under the provisions of the Liquidity Agreement and the related documents to exercise such powers and perform such duties as are expressly delegated to it by the terms thereof, together with such other powers as are reasonably incidental thereto.

     The Liquidity Agreement, the Depositary Agreement and related documents are on file with the Depositary at its aforesaid office, and reference is made to such documents for the terms upon which this Note has been issued, the collateral security for this Note, the rights and duties of the Collateral
Agent and the terms of the Liquidity Agreement.

     THIS SERIES A COMMERCIAL PAPER NOTE SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK
WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     This commercial paper note is not valid for any purpose unless countersigned by Bankers Trust Company, as Depositary.

Countersigned for authentication only:

BANKERS TRUST COMPANY,             JEFFERSON SMURFIT FINANCE
    as Depositary,                 CORPORATION


By:_________________________       By:__________________________
     Authorized Signature               Authorized Signature

                                                        EXHIBIT B
                                    to the Depositary and Issuing
                                       and Paying Agent Agreement

                      BANKERS TRUST COMPANY
                         NOTELINE DIRECT

                      TERMS AND CONDITIONS

          (a) The Company will use Noteline Direct in accordance with the conditions, rules and regulations established or specified by Bankers Trust Company from time to time and set forth in manuals, material, documents, or instructions furnished by Bankers Trust Company to the Company.

          (b) Transmission of an instruction for the issuance of Series A Commercial Paper Notes through Noteline Direct shall be equivalent to the giving of a duly authorized written and signed instruction in accordance with the Depositary Agreement which Bankers Trust Company may act upon without liability. Use of Noteline Direct by the Company shall be subject to the terms and conditions herein.

          (c) The Company will use Noteline Direct (i) to initiate instructions for the issuance of Series A Commercial Paper Notes, (ii) to receive reports concerning issuances of Series A Commercial Paper Notes, (iii) to receive electronic messages from Bankers Trust Company and
     (iv) for other incidental services Bankers Trust Company may make available from time to time through Noteline Direct.

          (d) Bankers Trust Company will deliver or disclose confidential security procedures materials for accessing Noteline Direct to an Authorized Representative or to any employee or agent designated as authorized by an Authorized Representative of the Company. The Company shall be responsible for any unauthorized use or disclosure of the security materials delivered to it hereunder. All access through Noteline Direct is subject to verification by Bankers Trust Company pursuant to the security procedures. Bankers Trust Company will allow access to Noteline Direct reports and act upon instructions received through Noteline Direct if verified pursuant to the security procedures.

          (e) If Noteline Direct is unavailable for any reason the Bankers Trust Company customer service representative should be notified, and until Noteline Direct is made available for use, the Company should follow the alternate procedures for issuance of Commercial Paper Notes as provided for herein and in Noteline Direct service materials. The Company should not issue, and Bankers Trust Company will not act upon, cancellation or override instructions transmitted through Noteline Direct.

          (f)  The liability of the Company and Bankers Trust
     Company for any act or omission in connection with Noteline
     Direct shall be determined or limited in accordance with the terms of the Depositary Agreement.

          (g)  The Company is granted a personal, non-
     transferable and non-exclusive right to use Noteline Direct to transmit through Noteline Direct instructions made pursuant to Section 3 hereof. The Company may, by separate agreement between the Company and one or more of its Series A Dealers authorize the Series A Dealer to have access to Noteline Direct for the purposes of transmitting instructions to Bankers Trust Company or obtaining reports with respect to the Series A Commercial Paper.

          (h) The Company acknowledges that (a) some or all of the services utilized in connection with Noteline Direct are furnished by Digital Transactions Inc. ("DTI"), Dynamic Microprocessor Associates Inc. ("DMS") and Bankers Trust Company, (b) Noteline Direct is provided to the Issuer "AS IS" without warranties or representations of any kind whatsoever by DTI, DMA or Bankers Trust Company, and (c) Noteline Direct propriety and confidential property disclosed to the Company in confidence and only on the terms and conditions and for the purposes set forth in this Agreement.

          (i) By this Agreement, the Company acquires no title, ownership or sublicensing rights whatsoever in Noteline Direct or in any trade secret, trademark, copyright or patent of Bankers Trust Company, DTI, or DMA now or to become applicable to Noteline Direct. The Company may not transfer, sublicense, assign, rent, lease, convey, modify, translate, convert to a programming language, decompile, disassemble, recirculate, republish or redistribute Noteline Direct for any purpose without the prior written consent of Bankers Trust Company and, where necessary, DTI and DMA (except for the access to Noteline Direct by the Series A Dealers as provided in Paragraph (g) of this Exhibit B).

          (j) In the event (a) any action is taken or threatened which may result in a disclosure or transfer of Noteline Direct or any part thereof, other than as authorized by this Agreement, or (b) the use of any trademark, trade name, service mark, service name, copyright or patent of Bankers Trust Company, DTI or DMA by the Company amounts to unfair competition, or otherwise constitutes a possible violation of any kind, then Bankers Trust Company, DTI and DMA shall each have the right to take any and all action deemed necessary to protect their rights in Noteline Direct, and to avoid the substantial and irreparable damage which would result from such disclosure, transfer or use, including the immediate termination of the Company's right to use Noteline Direct.

          (k) To permit the use of Noteline Direct to issue instructions or obtain reports with respect to the Series A Commercial Paper, Bankers Trust Company will supply the Company with an identification number and initial passwords. From time to time thereafter, the Company will keep all information relating to its identification number and passwords strictly confidential and will be responsible for the maintenance of adequate security over its customer identification number and passwords. For security purposes, the Company should change its passwords frequently (at least once a year).

          (l) Instructions transmitted over Noteline Direct and received by Bankers Trust Company pursuant to Section 5 hereof accompanied by the Company's identification number and the passwords, shall be deemed conclusive evidence that such instructions are correct and complete and that the issuance or redemption of the Note(s) directed thereby has been duly authorized by the Company.

                                                       EXHIBIT C
                                    to the Depositary and Issuing
                                       and Paying Agent Agreement


                     INCUMBENCY CERTIFICATE


Bankers Trust Company
Four Albany Street
New York, New York  10006

Attention:  Corporate Trust and Agency Group

Ladies and Gentlemen:

     This is to certify that, until such time as you shall have received from Jefferson Smurfit Finance Corporation (the "Company") a subsequent Incumbency Certificate or written notice to the contrary (i) each of the persons listed on Appendix C-1 hereto is an "Authorized Signatory" and is authorized to execute Series A Commercial Paper Notes and Series B Commercial Paper Notes and (ii) each of the persons listed on Appendix C-2 hereto is an "Authorized Representative" and is authorized to act and to give instructions and notices on behalf of the Company under
Section 2 of the Depositary and Issuing and Paying Agent Agreement (Series A Commercial Paper) dated as of February 23, 1995, entered into between Bankers Trust Company and the Company, as it may from time to time be amended or modified and in effect, and under Section 2 of the Depository and Issuing and Paying Agency Agreement (Series B Commercial Paper) dated as of February 23, 1995, entered into between Bankers Trust Company and the Company, as it may from time to time be amended or modified and in effect.

Date:___________, 199_   JEFFERSON SMURFIT FINANCE CORPORATION


                         By:_________________________

                         Title:______________________

                                                     APPENDIX C-1


                     Authorized Signatories


         NAME                   TITLE              SIGNATURE
(please type or print)

_____________________    ____________________   _________________

_____________________    ____________________   _________________

_____________________    ____________________   _________________

_____________________    ____________________   _________________

_____________________    ____________________   _________________


Mailing Address:

Facsimile No.:
                                                     APPENDIX C-2


                   Authorized Representatives


         NAME                   TITLE              SIGNATURE
(please type or print)

_____________________    ____________________   _________________

_____________________    ____________________   _________________

_____________________    ____________________   _________________

_____________________    ____________________   _________________

_____________________    ____________________   _________________


Mailing Address:

Facsimile No.:                                                        EXHIBIT D
                                    to the Depositary and Issuing
                                       and Paying Agent Agreement


                 DEPOSITARY AUTHORIZATION LETTER


Jefferson Smurfit Finance Corporation
8182 Maryland Avenue
St. Louis, Missouri  63105

Attention: ____________

Ladies and Gentlemen:

     This is to certify that, until such time as you shall have received from Bankers Trust Company (the "Depositary") a subsequent Depositary Authorization Letter or written notice to the contrary (i) each of the persons listed on Appendix X hereto is an "Authenticating Representative" and is authorized to give receipt for, complete, authenticate and deliver Series A Commercial Paper Notes pursuant to the terms of the Depositary and Issuing and Paying Agent Agreement (Series A Commercial Paper), dated as of February 23, 1995, entered into between Bankers Trust Company and Jefferson Smurfit Finance Corporation, as it may from time to time be amended or modified and in effect (the "Series A Depositary Agreement"), and Series B Commercial Paper Notes pursuant to the terms of the Depositary and Issuing and Paying Agent Agreement (Series B Commercial Paper), dated as of February 23, 1995, entered into between Bankers Trust Company and Jefferson Smurfit Finance Corporation, as it may from time to time be amended or modified and in effect (the "Series B Depositary Agreement") and (ii) each of the persons listed on Appendix Y hereto is a "Designated Person" and is authorized to act on behalf of the Depositary under the Series A Depositary Agreement and the Series B Depositary Agreement and to give and receive notices and instructions on behalf of the Depositary thereunder.


Date: ______________, 199_         Bankers Trust Company,
                                        as Depositary,


                                   By:________________________

                                   Title:_____________________
                                                       APPENDIX X


                 Authenticating Representatives


         NAME                   TITLE              SIGNATURE
(please type or print)

_____________________    ____________________   _________________

_____________________    ____________________   _________________

_____________________    ____________________   _________________

_____________________    ____________________   _________________

_____________________    ____________________   _________________


Mailing Address:

Facsimile No.:                                                       APPENDIX Y


                       Designated Persons


       NAME                     TITLE              SIGNATURE
(please type or print)

_____________________    ____________________   _________________

_____________________    ____________________   _________________

_____________________    ____________________   _________________

_____________________    ____________________   _________________

_____________________    ____________________   _________________


Mailing Address:

Facsimile No.:                                    _____________________________
                                    to the Depositary and Issuing
                                       and Paying Agent Agreement



                    LETTER OF REPRESENTATIONS
    TO BE COMPLETED BY ISSUER, ISSUING AGENT AND PAYING AGENT

      _____________________________________________________
                         NAME OF ISSUER

      ____________________________________________________
        NAME AND DTC PARTICIPANT NUMBER OF ISSUING AGENT

      _____________________________________________________
         NAME AND DTC PARTICIPANT NUMBER OF PAYING AGENT

                       ___________________
                              DATE


The Depository Trust Company
55 Water Street
New York, New York 10041
Attention:  General Counsel's Office

  Re:_________________________________________________

     _________________________________________________

     _________________________________________________
DESCRIPTION OF PROGRAM INCLUDING REFERENCE TO THE PROVISION OF THE SECURITIES ACT OF 1933, AS AMENDED, PURSUANT TO WHICH PROGRAM IS EXEMPT FROM REGISTRATION

Gentlemen:

The purpose of this letter is to set out certain matters relating to the issuance by the __________________________" from time to
                                THE "ISSUER"
time of notes under its commercial paper program described above (the "Notes"). _______________________ will act as the Issuer's
                     THE "ISSUING AGENT"
issuing agent.  ____________________________ will act as the
                        THE "PAYING AGENT"

Issuer's paying agent. Descriptions of the Notes and the program are contained in an information memorandum dated _______________, a copy of which is attached.

The Paying Agent has entered into a Commercial Paper Certificate
Agreement with DTC dated as of _____________________ pursuant to which the Paying Agent will act as custodian of a Master Note
Certificate evidencing the Notes, when issued.

To induce The Depositary Trust Company ("DTC") to accept the Notes as eligible for deposit at DTC and to act in accordance with its Rules with respect to the Notes, the Issuer, the Issuing Agent and the Paying Agent make the following representations to
DTC:

      1. For Notes to be issued at face value with interest to be added at maturity ("IAM Notes"), the Issuer or the Issuing Agent has obtained from the CUSIP Service Bureau a written list of approximately 900 nine-position CUSIP numbers (the basic first six positions of which are the same and uniquely identify the Issuer and the IAM Notes to be issued under its commercial paper program described above), and the Issuing Agent has delivered such list to DTC. The CUSIP numbers on such list have been reserved for assignment to issues of the IAM Notes. It is understood that a number on such list can be re-assigned to an issue of the IAM Notes but not sooner than 39 months after the maturity of a prior issue of the IAM Notes to which the number was assigned. At any time when only 100 of the CUSIP numbers on such list remain, the Issuer or the Issuing Agent shall obtain from the CUSIP Service Bureau an additional written list, and the Issuing Agent shall deliver such list to DTC.

      For Notes to be issued at a discount from the face value to be paid at maturity ("Discount Notes"), the Issuer or the Issuing Agent has obtained from the CUSIP Service Bureau a written list of two basic six-position CUSIP numbers (each of which uniquely identifies the Issuer and two years of maturity dates for the Discount Notes to be issued under its commercial paper program described above), and the Issuing Agent has delivered such list to DTC. The CUSIP numbers on such list have been reserved for assignment to issues of the Discount Notes based on the maturity year of the Discount Notes and will be perpetually re-assignable in accordance with DTC's Procedures, including the Final Plan for a Commercial Paper Program (the "Procedures"), a copy of which previously has been furnished to the Issuing Agent and the Paying Agent.

      2. The IAM Notes shall be evidenced by an IAM Master Note Certificate in registered form registered in the name of DTC's nominee, CEDE & CO., and such Note Certificate shall represent 100% of the principal amount of the IAM Notes. The Discount Notes shall be evidenced by a Discount Master Note Certificate in registered form registered in the name of DTC's nominee, CEDE & CO., and such Note Certificate shall represent 100% of the principal amount of the Discount Notes. The forms of Master Note Certificates to be used for the Discount Notes and the IAM Notes are attached hereto as exhibits.

      3. When Notes are to be deposited with and distributed through DTC, the Issuing Agent shall give notice to the Paying Agent and delivery instructions to DTC in accordance with the Procedures. The giving of such delivery instructions to DTC shall constitute (a) a representation that the Notes are delivered, in connection with their issuance, upon payment or the promise to pay by the receivers of such deliveries and (b) a confirmation that a Master Note Certificate evidencing such Notes, in the form described in Paragraph 2 above, has been issued and authenticated.

      4. At any time that the Paying Agent has Notes in its DTC account, it may request withdrawal of such Notes from DTC by giving a withdrawal instruction to DTC in accordance with the Procedures. Upon DTC's acceptance of such withdrawal instruction, the Paying Agent shall reduce the principal amount of the Notes evidenced by the Master Note Certificate accordingly.

      5. The Paying Agent shall confirm with DTC daily the aggregate principal amount of the Notes outstanding and the corresponding maturity proceeds by CUSIP number, in accordance with the Procedures.

      6. Maturity payments on the Notes shall be made by the Paying Agent to DTC in accordance with the Procedures. In the event the Paying Agent does not make maturity payments on the Notes to DTC in accordance with the Procedures, the Issuer shall promptly make such payments to DTC.

      7. In the event the Issuer determines that beneficial owners of the Notes shall be able to obtain certificates evidencing the Notes ("Note Certificates"), the Issuer or the Paying Agent shall notify DTC of the availability of Note Certificates, and shall issue, transfer and exchange Note Certificates as required by DTC and others in appropriate amounts.

      8. DTC may determine to discontinue providing its services as securities depository with respect to the Notes at any time by giving reasonable notice to the Issuer or the Paying Agent (at which time DTC shall confirm with the Paying Agent the aggregate principal amount of the Notes outstanding by CUSIP number). Under such circumstances, at DTC's request the Issuer or the Paying Agent shall cooperate with DTC in taking appropriate action to make available one or more separate Note Certificates to any DTC Participant having Notes credited to its DTC account.

      9. The Issuer authorizes DTC to provide to the Issuing Agent or the Paying Agent listings of DTC Participants' holdings with respect to the Notes from time to time at the request of the Issuing Agent or the Paying Agent. The Issuer authorizes the Issuing Agent and the Paying Agent to provide DTC with such signatures, exemplars of signatures and authorizations to act as may be deemed necessary by DTC to permit DTC to discharge its obligations to DTC Participants and appropriate regulatory authorities.

      10.  Nothing herein shall be deemed to require the Issuing
      Agent or Paying Agent to advance funds on behalf of the Issuer.


                                   Very truly yours,


                                   ______________________________
                                              AS ISSUER


                                   By:___________________________
                                         AUTHORIZED OFFICER


                                   ______________________________
                                          AS ISSUING AGENT


                                   By:___________________________
                                    AUTHORIZED OFFICER RECRUITER


                                   ______________________________
                                           AS PAYING AGENT


                                   By:___________________________
                                    AUTHORIZED OFFICER RECRUITER


Received and Accepted:

THE DEPOSITORY TRUST COMPANY


By:_______________________________
          AUTHORIZED OFFICER
                                                                  EXHIBIT F
                                              to the Depositary and Issuing
                                                 and Paying Agent Agreement



                  COMMERCIAL PAPER MASTER NOTE
                           (SERIES A)


_________________, 199_
Date of Issuance


JEFFERSON SMURFIT FINANCE CORPORATION (the "Company"), a corporation organized and existing under the laws of the State of Delaware, for value received, hereby promises to pay to Cede & Co. or registered assigns on the maturity date of each obligation identified on the records of the Company (which records are maintained by Bankers Trust Company (the "Depositary")) the principal amount for each obligation. Payment shall be made by wire transfer to the registered owner from the Depositary without the necessity of presentation and surrender of this Master Note.


       REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS
      OF THIS MASTER NOTE SET FORTH ON THE REVERSE HEREOF.

This Master Note is a valid and binding obligation of the Company.


                                   JEFFERSON SMURFIT FINANCE
                                   CORPORATION

                                   By:___________________________
                                      (Authorized Officer)
                                      Name:
                                      Title:


Countersigned for authentication
only:


BANKERS TRUST COMPANY,
as Depositary,

By:______________________________
   (Authorized Officer)
   Name:
   Title:
   At the request of the registered owner, the Company shall promptly issue and deliver one or more separate note certificates evidencing each obligation evidenced by this Master Note. As of the date any such note certificate or certificates are issued, the obligations which are evidenced thereby shall no longer be evidenced by this Master Note.
_________________________________________________________________
FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto
_________________________________________________________________
(Name, Address and Taxpayer Identification Number of Assignee)

the Master Note and all rights thereunder, hereby irrevocably constituting and appointing ___________________________________
Attorney to transfer said Master Note on the books of the Issuer with full power or substitution in the premises.

Dated: __________, 199_            _____________________________
                                             (Signature)


Signature(s) Guaranteed:


                              NOTICE:  The signature on this
                              assignment must correspond
                              with the name as written upon
                              the face of this Master Note,
                              in every particular, without
                              alteration or enlargement or
                              any change whatsoever.
                              UNLESS THIS MASTER NOTE IS PRESENTED BY
                              AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK,
                              NEW YORK) TO THE COMPANY OR ITS AGENT FOR
                              REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY MASTER NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT
                              IS MADE TO CEDE & CO., ANY TRANSFER,  PLEDGE
                              OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS
                              AN INTEREST HEREIN.